UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                               AMENDMENT NO. 6 TO


                                    FORM 8-K

                                  ON FORM 8-K/A

                                 CURRENT REPORT

     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

         Date of Report (Date of Earliest Event Reported): May 26, 2011

                          RED MOUNTAIN RESOURCES, INC.
                        --------------------------------
               (Exact name of Company as specified in its charter)

                 2515 McKinney Ave., Suite 900, Dallas, TX 75201
               ---------------------------------------------------
                             (Address of Registrant)

                                       N/A
                                      -----
          (Former name or former address, if changed since last report)

            Florida                 000-54444                  27-1739487
----------------------------   ----------------------    -----------------------
(State or other jurisdiction      (Commission File        (IRS Employer Identi-
     of incorporation)                 Number)               fication Number)

                                 (214) 871-0400
                                ----------------
                 Company's telephone number, including area code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Company under any of the following provisions:

|_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

|_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

                                EXPLANATORY NOTE


      This Amendment No. 6 to the Current Report on Form 8-K filed with the SEC on June 28, 2011 (the "Current Report") by Red Mountain Resources, Inc. (the "Company," "we," "us" or "our") is being filed solely to include revised reserve reports originally filed with the Current Report as Exhibits 99.1 and 99.2 in response to comments received from the Staff of the Securities and Exchange Commission relating to the initial filing of such reports. Except as set forth above, we are not amending, updating or otherwise modifying the Current Report.

Item 9.01 Financial Statements and Exhibits

     (d) Exhibits. The following is a complete list of exhibits filed as part of this Report. Exhibit numbers correspond to the numbers in the exhibit table of Item 601 of Regulation S-K.

Exhibit
Number       Description

3.1          Articles of Organization of Black Rock Capital, LLC***

3.2          Articles of Conversion from LLC to Inc.*****

3.3          Articles of Incorporation of Black Rock Capital, Inc.*****

3.4          Bylaws of Black Rock Capital, Inc.*****

10.1         Acquisition and Share Purchase Agreement*

10.2         Plan of Reorganization and Share Exchange Agreement*

10.4 Amendment to Plan of Reorganization and Share Exchange Agreement Dated June 17, 2011 By and Between Red Mountain Resources, Inc. and Black Rock Capital, LLC and Black Rock Capital Shareholders**

10.5 Amendment #3 to Plan of Reorganization and Share Exchange Agreement Dated June 17, 2011 By and Between Red Mountain Resources, Inc. and Black Rock Capital, LLC and Black Rock Capital Shareholders**

10.6         Securities Purchase Agreement for Cross Border Resources, Inc.***

10.7         Bank of Lonoke Purchase Agreement*****

10.8         Alan Barksdale Employment Agreement***

10.9         Lockup Agreement*****

10.10        John T. Hanley Employment Agreement (incorporated by reference to
             Exhibit 10.1 filed with Red Mountain's Current Report on Form 8-K filed with the SEC on August 9, 2011).

10.11        Tommy W. Folsom Employment Agreement (incorporated by reference to
             Exhibit 10.1 filed with Red Mountain's Current Report on Form 8-K filed with the SEC on September 29, 2011).

10.12        Operating Agreement of RMR Operating, LLC.****

10.13 Convertible Promissory Note issued to Michael Garnick (incorporated by reference to Exhibit 10.1 filed with Red Mountain's Current Report on Form 8-K filed with the SEC on October 26, 2011).

10.14 Forms of Securities Purchase Agreements for additional shares of Cross Border Resources, Inc.*****

10.15        Senior Secured Promissory Note.****

10.16        Promissory Note for SST Advisors, Inc.*****

10.17        Promissory Note for Personalvorsorge der Autogrill Schweiz AG.*****

10.18        Promissory Note for Michael Garnick.*****

10.19        Promissory Note for Hohenplan Privatstiftung.*****

10.20 Stock Pledge Agreement between the Company and Hyman Belzberg, William Belzberg and Caddo Management, Inc.*****

10.21        First State Bank of Lonoke Commercial Loan Agreement
             (Line of Credit).*****

99.1 Estimated Reserves and Future Net Revenue as of June 1, 2011 Attributable to Interests Owned by Black Rock in Certain Properties Located in Texas.

99.2         Lee Engineering Analysis on Madera Area Project.

* Previously filed on Form 8-K on March 31, 2011

** Previously filed on Form 8-K on June 23, 2011

*** Previously filed on Form 8-K on June 28, 2011

**** Previously filed on Form 8-K on November 18, 2011

***** Previously filed on Form 8-K on January 12, 2012

                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this Report to be signed on its behalf by the undersigned, hereunto duly authorized.


Date: September 14, 2012


                                 RED MOUNTAIN RESOURCES, INC.

                                 By: /s/ Alan W. Barksdale
                                     ------------------------------------
                                     Alan W. Barksdale, Chief Executive Officer